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                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
    FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY
                              (EXECUTIVE BENEFIT)

                       SUPPLEMENT DATED DECEMBER 30, 2005

            TO THE PROSPECTUSES DATED MAY 2, 2002 (AS SUPPLEMENTED)

     General American Life Insurance Company (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove a variable investment option from your Policy ("Existing Fund") and to substitute a new option ("Replacement Fund") as shown below. The Replacement Fund is a Portfolio of the Metropolitan Series Fund, Inc. and is currently available as an investment option under your Policy.

     To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions.

     The Company believes that the proposed substitution is in the best interest of Policy Owners. The Replacement Fund has at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitution, and it will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitution will occur on or about May 1, 2006.

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     The proposed substitution and respective adviser and sub-adviser for the
Policies listed above are:

EXISTING FUND AND CURRENT ADVISER                  REPLACEMENT FUND AND SUB-ADVISER
(WITH CURRENT SUB-ADVISER AS NOTED)
-------------------------------------------        -------------------------------------------
 VIP Growth Portfolio (Initial Class)        -->    T. Rowe Price Large Cap Growth Portfolio
 --------------------                               ----------------------------------------
                                                    (Class A)
 Fidelity Management and Research Company
                                                    T. Rowe Price Associates Inc.
 (Fidelity Management & Research (U.K.)
 Inc., Fidelity Management & Research (Far
 East) Inc., Fidelity International
 Investment Advisers, Fidelity Investments
 Japan Limited, Fidelity Investment Money
 Management, Inc., and FMR Co., Inc.)
-------------------------------------------        -------------------------------------------

     Please note that:

     - No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

     - The elections you have on file for allocating your cash value, premium payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

     - You may transfer amounts in your Policy among the variable investment options and the fixed option as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Policy, subject to the Company's restrictions on transfers to prevent or limit "market timing" activities by Policy Owners or agents of Policy Owners.

     - If you make one transfer from the Existing Fund before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

     - On the effective date of the substitution, your cash value in the variable investment option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

     - There will be no tax consequences to you.

     Following the substitution, we will send you a prospectus for Metropolitan Series Fund, Inc., as well as notice of the actual date of the substitution and confirmation of the transfer.

     Please contact us at 1-800-638-9294 if you have any questions.

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